EXHIBIT 10b2

         Schedule identifying substantially identical
         agreements between Fortune Brands, Inc. ("Fortune") and each of the following persons, to the Amendment constituting Exhibit 10b1 the Quarterly Report on Form 10-Q of Fortune for the period ended
         September 30, 1998
         --------------------------------------------------



                               Name
                               ----

                          John T. Ludes
                          Robert J. Rukeyser
                          Dudley L. Bauerlein, Jr.